SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 14, 2002

CREATIVE COMPUTER APPLICATIONS, INC.

(Exact name of Registrant as specified in its charter)

California
(State or other jurisdiction of incorporation or organization)

0-12551	95-3353465
(Commission File No.)	(IRS Employer Identification
Number)

26115-A Mureau Road, Calabasas, California	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number
including area code	(818) 880-6700

ITEM 5.                  OTHER EVENTS

The Company is enclosing as an attachment a copy of the Press Release that it released today, announcing that it received acceptance of its plan to comply with continued listing on the American Stock Exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its’ behalf by the undersigned hereunto duly authorized.

CREATIVE COMPUTER APPLICATIONS, INC.
(Registrant)

By:	/S/ Steven M. Besbeck
Steven M. Besbeck, President, Chief
Executive Officer, Chief Financial Officer